                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  January 16, 2001
                                                 ------------------

                      COMMONWEALTH BIOTECHNOLOGIES, INC.
                      ----------------------------------
              (Exact Name of Registrant as Specified in Charter)

      Virginia                            001-13467                   56-1641133
--------------------------                ---------                   ----------
(State or Other                    (Commission File Number)         (IRS Employer
 Jurisdiction of                                                 Identification No.)
 Incorporation)


            601 Biotech Drive, Richmond, Virginia            23235
            ---------------------------------------------------------
            (Address of Principal Executive Offices)       (Zip Code)


Registrant's telephone number, including area code:  (804) 648-3820
                                                     ---------------


                                      N/A
     ---------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

  On January 16, 2001, the Registrant announced the purchase of the current contracts and the rights to the pending contracts of the Drug Development Group of SRA Life Sciences, Inc. A copy of the press release relating to the announcement is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibits.

  (a) Financial Statements of Businesses Acquired.

         Not applicable.

  (b) Pro Forma Financial Information.

         Not applicable.

  (c)  Exhibits.

       99.1 Press Release, dated January 16, 2001, relating to the Registrant's acquisition of the current contracts and the rights to the pending contracts of the Drug Development Group of SRA Life Sciences, Inc.

                                       2
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  COMMONWEALTH BIOTECHNOLOGIES, INC.



                                  By:     /s/ Richard J. Freer, Ph.D.
                                      ----------------------------------------
                                         Richard J. Freer, Ph.D.
                                         Chairman

January 16, 2001

                                       3
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                                 EXHIBIT INDEX


Number         Description of Exhibit
------         ----------------------

99.1 Press Release, dated January 16, 2001, relating to the Registrant's acquisition of the current contracts and the rights to the pending contracts of the Drug Development Group of SRA Life Sciences, Inc.